Exhibit 99.1

September 2016 Corporate Overview

Forward Looking Statements This presentation contains forward-looking information within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, and other securities laws. Forward-looking statements are statements that are not historical facts. Words such as “will,”, “determined”, “confirming”, “underway,” ramping up,” “agreement,” “allows,” “well positioned,” “expect,” “may,” “intends,” “anticipate(s),” “plan,” “enables,” “potentially,” “look forward,” “on track,” and similar expressions are intended to identify forward-looking statements. These statements include, but are not limited to, statements regarding future events, including: the continued commercial performance of our marketed products, including BENDEKA, which is marketed by our partner Cephalon, and RYANODEX, which we market ourselves as well as our ability to replicate our marketing successes for our other product candidates either through joint or direct marketing efforts; the adequacy of the regulatory pathway to complete an NDA submission for Ryanodex; the Company’s share repurchase authorization and timing and ability to repurchase shares of the Company’s common stock under a share repurchase program; the business path forward for the Company beyond 2020; the label expansions of Ryanodex for EHS patients and for the treatment of ecstasy and methamphetamine intoxication; the strength of the Company’s cash position and the ability to optimize the deployment of capital and take advantage of market opportunities; the potential of the Company’s pipeline to drive value beyond 2020; the contribution of the Ryanodex portfolio to the Company’s growth; the timing of Ryanodex for EHS entering the market; and the advancement of the Company’s product candidates through the development process and the ability to access significant new markets. All of such statements are subject to certain risks and uncertainties, many of which are difficult to predict and generally beyond Eagle’s control, that could cause actual results to differ materially from those expressed in, or implied or projected by, the forward-looking information and statements. Such risks include, but are not limited to: whether our animal studies will support the safety and efficacy of Ryanodex for the treatment of EHS and ecstasy and methamphetamine intoxication; whether the FDA will ultimately approve Ryanodex for these indications; whether the Company will adequately evaluate and respond to the FDA’s Complete Response Letter on RTU bivalirudin; fluctuations in the trading volume and market price of shares of the Company's common stock, general business and market conditions and management's determination of alternative needs and uses of the Company's cash resources which may affect the Company's share repurchase program; the success of our commercial relationship with Teva and the parties’ ability to work effectively together; whether Eagle and Teva will successfully perform their respective obligations under the license agreement; difficulties or delays in manufacturing; the availability and pricing of third party sourced products and materials; the outcome of litigation involving any of our products or that may have an impact on any of our products, successful compliance with FDA and other governmental regulations applicable to product approvals, manufacturing facilities, products and/or businesses; general economic conditions; the strength and enforceability of our intellectual property rights or the rights of third parties; competition from other pharmaceutical and biotechnology companies; the timing of product launches; the successful marketing of our products; the risks inherent in the early stages of drug development and in conducting clinical trials; and other factors that are discussed in Eagle’s Annual Report on Form 10-K for the year ended December 31, 2015, and its other filings with the U.S. Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof, and we do not undertake any obligation to revise and disseminate forward-looking statements to reflect events or circumstances after the date hereof, or to reflect the occurrence of or non-occurrence of any events.

About Eagle Pharmaceuticals Fully commercial specialty pharmaceutical company focused on hospitals and infusion centers Developing & commercializing injectable products that improve upon existing formulations 5 products in-market delivering profits Key driver of profit through 2019 Teva’s establishment of Bendeka™ as a market leader 80% market share of ~$750mm market since Q1 2016 launch 20% royalty (~$125-$150mm annually) through 2019 Next big product: Ryanodex® Approved and selling in niche market to treat malignant hyperthermia Large worldwide market opportunity in treating Exertional Heat Stroke Expect to file NDA shortly Potential to treat brain hyperthermia in Ecstasy and Methamphetamine intoxication 125K ER cases associated with intoxication annually in the US alone Exciting additional pipeline programs Solid financial position: profitable, growing cash position, no debt Confident in future: purchased Ryanodex royalty obligation and authorized $75mm stock buyback

Profitable fully commercial specialty pharmaceutical company with a broad portfolio and deep near-term pipeline Strong YoY growth anticipated beyond 2020 from product sales and royalty income in multiple attractive markets 40+ salesforce focused on infusion centers, hospitals and oncology purchasing groups Solid balance sheet: $127.6 million in cash and receivables, no debt; $75 million share repurchase Investment Highlights 5 in-market products generating revenue and positive earnings Royalty Income: Bendeka™, Argatroban, Diclofenac/misoprostol Product Sales: Ryanodex®, Docetaxel Growing Commercialized Portfolio Potential Ryanodex label expansion to treat Exertional Heat Stroke and Ecstasy and Methamphetamine intoxication Potential Pemetrexed launch ahead of other generics Internal and AMRI development programs for 4+ product candidates Pipeline with near-term catalysts driving additional growth

Growing Product Portfolio in Attractive Markets

	Products		Market Size
Bendamustine	**Bendeka™** • Launched January 2016; 80% market share • Exclusive marketing license with Teva • Orange book patents thru 2033 **Bendamustine 500mL** • Right to launch as of May 2016		~$750M
Ryanodex	**Malignant hyperthermia (current indication)** • Dantrolene sodium injectable suspension • Currently in-market **Exertional Heat Stroke (potential label expansion)** • Clinical trial completed • FDA agreement for NDA filing **Ecstasy and Methamphetamine intoxication (potential label expansion)** • NIDA/NIH study underway		$75M[1] $400M WW 125K+ ER cases in 2011
Bivalirudin	• NDA filed May 2015 • Complete Response Letter received from FDA in March 2016 • In discussion with FDA regarding human immunogenicity study		$635M[2]
Additional Pipeline Programs	**RTU Pemetrexed (Lilly's Alimta)** • NDA to be filed late 2016 • May launch ahead of other generics as early as mid 2019 **AMRI development program** **Eagle internal development**		$1.1B
Additional In-Market Products	• Docetaxel • Argatroban (royalty)	• Diclofenac/misoprostol (royalty)	
Expansion outside US markets	• Multiple product expansion potential in addition to US markets		

EAGLE PHARMACEUTICALS

5

[1] Over 2 year stocking period.

[2] Worldwide Angiomax/Angiox sales in 2014 of $635.7 million, source: The Medicines Company press release dated 2/18/2015.

Eagle Value Drivers EHS & Ecstasy/Meth intoxication Positive FDA meeting confirming hybrid (animal & human data) NDA submission for EHS EHS Human data complete; animal work underway EHS NDA submission upon completion of animal work; potential launch 2017 NIH Ecstasy & Meth study initiated 5 in-market products Bendeka market share 80% Royalty income & Product Sales Internal R&D Potential Pemetrexed launch ahead of other generics AMRI joint program $127.6mm cash and receivables Ryanodex royalty reduced from 15% to 3% $75 million share buyback Growing Commercial Product Portfolio Ryanodex Label Expansion Pipeline Development Strategic Cash Deployment

$750 million market previously dominated by Teva’s Treanda® Option to launch tentatively approved Bendamustine RTD (500mL) in the U.S. at any time Final J-code ruling expected Q4 2016; pursuing legal action on FDA denial of seven years of orphan drug marketing exclusivity Six patents issued and listed in Orange Book covering periods ending within 2026-2033 protecting the longevity of the bendamustine franchise Bendamustine Opportunity Exclusive marketing license with Teva for BendekaTM (bendamustine 50mL) Eagle receives 20% royalty on net sales of Bendeka Teva receives 20% royalty on profit if we take Bendeka back $25 million in additional milestone payments subject to achievement of certain sales goals Market share goal with Teva is 90% Achieved 80% total market share as of September 9, 2016 Eagle has option to take back Bendeka in 2019 Upon generic bendamustine entrant and no unique J-code for Bendeka

Multiple Benefits of Bendeka™ (50mL in 10 min) Less chair time: 30 or 60 min. reduced to 10 min. Less volume & potential related issues: 50mL vs. 500mL admixture Patient Less nursing time required Nurse Sodium-free administration for patients requiring restricted sodium intake (e.g. cardiovascular and renal disorders) Clinical Additional patients treated in the cancer clinic enabled by shorter infusion time Economic Lower incidence of observed treatment emergent adverse events (TEAEs) Safety

Bendeka showed a lower incidence of treatment emergent adverse events (TEAEs) Bendeka™ vs. Treanda®: Fewer Observed AEs Open-label, randomized, crossover study compared Bendeka to Treanda Bendeka (n=21) Treanda (n=29) p-value TEAEs (overall) 56 117 Fatigue 1 (4.8%) 9 (31%) 0.007 Nausea 1 (4.8%) 9 (31%) 0.007 Vomiting 1 (4.8%) 6 (20.7%) 0.032 Peripheral edema 1 (4.8%) 3 (10.3%) 0.099 Dysgeusia 0 4 (13.8%) 0.031 Pyrexia 4 (19.0%) 1 (3.4%) 0.002 81 cancer patients at 10 oncology treatment centers in the U.S. Patients received either: Bendeka 120 mg/m2 IV 50 mL/10 min Treanda 120 mg/m2 IV 500mL/60 min

Ryanodex® Opportunities Breakthrough formulation of dantrolene sodium 5mL (1 vial) vs. 720mL (12 vials) Approved in July 2014 28% of dantrolene unit sales in Q2 2016 Marketed Potential Label Expansion Potential to be the first drug to market for EHS Hybrid development program (human and animal data) agreed with FDA Fast Track Designation Completed human clinical study Q4 2015 Completing animal study Approx. $400M WW market NDA submission upon completion of animal data Preclinical studies in collaboration with NIDA/NIH underway 125K ER visits in the US in 2011 due to Ecstasy & Meth intoxication Malignant Hyperthermia Exertional Heat Stroke Ecstasy & Methamphetamine Intoxication

Ryanodex® for Malignant Hyperthermia (MH) 12.5 mg/kg loading dose for a 100 kg person, as recommended by the Malignant Hyperthermia Association of US (mhaus.org) No change to drug treatment for MH treatment in 30+ years Optimized breakthrough formulation of dantrolene sodium, requiring 1 vial1 to be administered by 1 person in about 1 minute. Reduces to 5mL (1 vial) vs. 720 mL (12 vials) for old product Approved July 2014 Protected market position 5 patents issued + 2 filed Orphan drug designation for MH (US & EU) Granted 7 years of market exclusivity in US

Exertional Heat Stroke (EHS) unmet medical need Sudden, unpredictable and life-threatening condition Patient population most impacted: military personnel, firemen, professional athletes, college and high school student athletes, construction workers, farmers, people performing physically intense recreational activities in hot weather (hiking, cycling) A leading cause of student athlete death (US) & non-combat military deaths EHS presents with clinical features similar to MH Potential for Ryanodex to be first to market for EHS Granted fast track and orphan drug designation Hybrid development program Human study completed; animal study underway Potential for 7 years of exclusivity $400 million worldwide market Ryanodex® for EHS

Safety & Efficacy study to evaluate Ryanodex for treatment of EHS during the Hajj pilgrimage in Saudi Arabia (Sep 2015) 34 patients randomized 1:1 to receive Standard of Care (SOC)1 + Ryanodex Inclusion protocol criteria required that patients showed hallmark clinical features of EHS including: 18-45 years of age who experienced exertional physical activity within previous 24 hours; Presence of neurological impairment, evaluated using the Glasgow Coma Scale; Core body temperature of at least 104 degrees Fahrenheit; and Tachycardia (at least 100 heart beats per minute) EHS Human Clinical Study July 2016 - FDA has determined that the human study is sufficient for NDA submission 1 SOC is defined as body cooling by physical methods (ice packs, water immersion, evaporative cooling)

Ryanodex with current SOC showed substantial and consistent evidence of increased effectiveness in treating EHS vs. SOC alone EHS Study Results Ryanodex + SOC (N=17) SOC Only (N=17) Treatment Odds Ratio n (%) n (%) GCS Score >13 at 90 Minutes Post-Randomization 5 (29.4) 2 (11.8) 3.1 GCS Score >13 at 24 Hours Post-Randomization 8 (47.1) 4 (23.5) 2.9 The Treatment Odds Ratio represents the odds of experiencing GCS >13 at or prior to the indicated time (90 minutes & 24 hours) for subjects who received Ryanodex + SOC compared to subjects who received SOC only.

EHS Study Results Continued

Percent Change from Baseline in GCS at 90 minutes Post-Randomization in Patients Not-Intubated at Baseline

(Endotracheal Intubation Requires Use of Narcotics, Making Assessment of GCS Unfeasible)

	Ryanodex + SOC n=17	SOC Only n=17
N (%) of Patients	10 (59%)	14 (82%)
Mean Percent Change	**55.6**	**25**

Patients in Group A (Ryanodex + SOC) showed a 122% incremental improvement in GCS score, over patients in Group B (SOC Only)

EAGLE PHARMACEUTICALS

15

EHS Study: Safety Summary Overall incidence of adverse events (AEs) was comparable in both treatment groups. Most AEs in Group A (Ryanodex + SOC) were mild to moderate and assessed as not related to study drug. Safety profile of Ryanodex in EHS patients was consistent with its known and well characterized safety profile. Type of Event Ryanodex and SOC (N=17) n (%) SOC Only (N=17) n (%) Any Adverse Event 11 (64.7) 13 (76.5) Any Serious Adverse Event 4 (23.5) 3 (17.6) Any Adverse Event (AE) by Maximum Intensity Severe AE 2 (11.8) 2 (11.8) Moderate AE 2 (11.8) 5 (29.4) Mild AE 7 (41.2) 6 (35.3) Any Treatment-Related Adverse Event 0 0 Any Treatment-Related Serious Adverse Event 0 0

Research Agreement with the NIH to explore the potential of Ryanodex to treat hyperthermia related to Ecstasy and Methamphetamine intoxication 125,000 emergency room visits in the US in 2011 due to Ecstasy and Methamphetamine use1 Brain hyperthermia is one of the leading causes of death and disability in Ecstasy and Methamphetamine intoxication Preclinical studies to be conducted by NIDA began in summer 2016 Well-characterized animal model is being used Positive preclinical results would facilitate FDA meeting and potentially lead to a rapid transition to short-duration pivotal clinical trials Ryanodex® for Ecstasy & Meth Intoxication 1Source Drug Abuse Warning Network

Lilly’s Alimta patent infringement lawsuit win should prevent current ANDA filers from launching until May 24, 2022 Eagle plans to file Pemetrexed RTU NDA in late 2016 Registration batches have been produced We believe our patent position may enable us to bring the product to market as early as Q4 2017 30 month stay to expire 1st half of 2019 $1.1B market opportunity1 Pemetrexed 1 Alimta® (pemetrexed) (Eli Lilly & Co.). Source: Eli Lilly & Co. Q2 2016 earnings for MAT 12 mos ending 6/30/16: (U.S. sales)

RTU Bivalirudin Opportunity Complete Response Letter received March 2016 In discussions with FDA regarding human study

Building Pipeline for Long Term Growth Ryanodex for the treatment of Ecstasy and Methamphetamine intoxication AMRI Development Program Joint development program for several new product candidates AMRI to provide drug development and manufacturing once approved by the FDA Eagle responsible clinical trials, regulatory submissions, and commercial distribution in the U.S. New NDA under development targeting significant patient benefit over the current branded product in a $400M growing market

Strategic Cash Deployment $127.6 million in cash and receivables as of June 30, 2016 Focused on prudent deployment of cash on behalf of shareholders Ryanodex royalty Reduced royalty obligation from 15% to 3% $15 million in cash Share repurchase Board authorized $75 million share buyback program Completed over time at market price

Summary Financials $105.4 $104.8 $127.6 2015 Q1 2016 Q2 2016 Cash & Receivables $2.6 - $0.9 $13.1 2015 Q1 2016 Q2 2016 Net Income (Loss) $0.16 - $0.06 $0.8 0 2015 Q1 2016 Q2 2016 EPS (fully diluted)

Why Eagle? Why Now? Fully commercial specialty pharmaceutical company with 5 in-market products Bendeka expected to deliver steady royalty stream driving near term profitability 80% market share (and growing) of $750mm market 20% royalty (~$125-$150mm+ annually) through 2019 Next big product: Ryanodex Selling in niche market to treat malignant hyperthermia Large market opportunity in treating Exertional Heat Stroke Expect to file NDA shortly Potential to treat brain hyperthermia in Ecstasy and Methamphetamine intoxication 125K ER cases annually in the US Exciting additional pipeline programs Profitable, growing cash position, no debt Confident in future Purchased Ryanodex royalty obligation Authorized $75mm stock buyback